Investor Presentation Data as of September 30, 2012 Ticker Symbol: FULT (NASDAQ) Exhibit 99.1

Forward-Looking Statements

This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business.  Do not unduly rely on forward-looking statements.  Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,”
“potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.
Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Many factors could affect future financial results including, without limitation: the impact of adverse changes in the economy and real estate markets; increases in non-performing assets which may reduce the level of earning assets and require the Corporation to increase the allowance for credit losses, charge-off loans and incur elevated collection and carrying costs related to such non-performing assets; acquisition and growth strategies; market risk; changes or adverse developments in political or regulatory conditions; a disruption in, or abnormal functioning of, credit and other markets, including the lack of or reduced access to markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of, or methodology for determining, FDIC deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and other income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; relative balances of rate-sensitive assets to rate-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.
For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
set forth in the Corporation’s filings with the Securities and Exchange Commission.

About Us
Mid-Atlantic financial holding company
6 community banks / 5 states
Fulton Financial Advisors
Fulton Mortgage Company
270 community banking offices
Asset size:  $16.3 billion
3,800 team members
Market capitalization:  $ 2.0 billion
Book value per common share: $ 10.36
Tangible book value per common share: $ 7.63
Shares outstanding: 199 million

1. EPS Growth
2. ROA Improvement
3. Spread Management /Net Interest Margin
4. Improve Asset Quality
5. Deploy Capital Prudently
6. Leverage Market Opportunities
7. Profitable Organic / Acquisitive Growth
Corporate Goals and Priorities

Goals and Priorities 1. Earnings per Share Growth Q3/12 Diluted EPS: 21 cents Up 5.0% linked quarter (20 cents) Up 5.0% year over year (20 cents) 5

Income Statement Summary

Q3 2012 Q2 2012 $ %
(dollars in thousands, except per-share data)
Net Interest Income 135,881 $  137,530 $    (1,649) $      -1%
Loan Loss Provision (23,000)      (25,500)       2,500          -10%
Non-Interest Income 51,962        51,826        136             0%
Securities Gains 42                1,538          (1,496)         -97%
Non-Interest Expenses (110,043)    (112,143)     2,100          -2%
Income Taxes (13,260)      (13,360)       100             -1%
Net Income 41,582 $     39,891 $     1,691 $       4%
Per Share (Diluted) 0.21 $         0.20 $         0.01 $         5%

Income Statement Summary
(Nine Months Ended September 30
th
)

2012 2011 $ %
(dollars in thousands, except per-share data)
Net Interest Income 412,106 $  421,701 $    (9,595) $      -2%
Loan Loss Provision (76,500)      (105,000)     28,500        -27%
Non-Interest Income 154,217      137,872       16,345        12%
Securities Gains 2,831          1,507          1,324          88%
Non-Interest Expenses (332,897)    (307,616)     (25,281)       8%
Income Taxes (40,152)      (38,970)       (1,182)         3%
Net Income 119,605 $  109,494 $  10,111 $     9%
Per Share (Diluted) 0.60 $         0.55 $         0.05 $         9%

Ending Loans

Q3 2012 Q3 2011 $ %
(dollars in millions)
Comm'l Mort 4,633 $      4,491 $      142 $    3%
Commercial 3,508         3,690         (182)      -5%
Home Equity 1,603         1,631         (28)       -2%
Resid Mort 1,214         1,041         173       17%
Construction 597             648           (51)       -8%
Consumer/Other 378             394           (16)       -4%
Total Loans 11,933 $    11,895 $   38 $      0%

Diluted EPS 9 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12

Non-Interest Income (in millions) $- $40 $80 $120 $160 $200 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD Sep YTD Dec 10 CAGR = 6.4% (2002-2011)

Non-Interest Income
Q3 2012 Q2 2012 $ %
(dollars in thousands)
Mort. Banking Income 10,594 $   11,143 $   (549) $       -5%
Invt Mgt & Trust 9,429         9,822         (393)           -4%
Overdraft & NSF Fees 8,552         8,095         457            6%
Service Charges 4,340         4,456         (116)           -3%
Merchant Fees 3,128         3,376         (248)           -7%
Cash Mgt Fees 2,759         2,816         (57)             -2%
Debit Card Fees 2,145         2,209         (64)             -3%
Other 11,015      9,909         1,106         11%
51,962 $   51,826 $   136 $         0%

2012 2011 $ %
(dollars in thousands)
Mort. Banking Income 31,787 $   19,454 $   12,333 $   63%
Invt Mgt & Trust 28,628      27,756      872            3%
Overdraft & NSF Fees 24,612      23,988      624            3%
Service Charges 13,060      10,880      2,180         20%
Merchant Fees 9,363         7,124         2,239         31%
Cash Mgt Fees 8,188         7,933         255            3%
Debit Card Fees 6,455         13,352      (6,897)       -52%
Other 32,124      27,385      4,739         17%
154,217 $ 137,872 $ 16,345 $   12%

Non-Interest Income
(Nine Months Ended September 30
th
)

Non-Interest Income Growth
Fulton Mortgage Company
Significant Contributor to Non-interest Income
Steady Pipeline with Low Rate Environment
Leverage our Market Reputation and Brand
Expanded Origination Staff
Fulton Financial Advisors
($4.0 billion A.U.M.)
Brokerage Production Mix (non-recurring / recurring)
Referrals from Commercial Bank
Team Market Development

Fulton Mortgage Company
Applications up linked quarter: $850
million from $824 million
Pipeline $535 million vs. $520 million
(End Q3/12 vs. end Q2/12)
40% purchase / 60% refinancing
(Q3/12)
Sales gains up linked quarter offset by
decreased MSR income

Non-Interest Expenses
Q3 2012 Q2 2012 $ %
(dollars in thousands)
Salaries & Benefits 62,162 $    60,091 $    2,071 $     3%
Occupancy & Equip. 14,977       14,390       587          4%
Data Proc. & Software 6,287         6,031         256          4%
Outside Services 4,996         4,476         520          12%
FDIC Insurance 3,029         3,002         27            1%
Professional Fees 2,729         2,984         (255)         -9%
Supplies & Postage 2,232         2,399         (167)         -7%
OREO & Repo Expense 2,096         2,823         (727)         -26%
Telecommunications 1,764         1,478         286          19%
Operating Risk Loss 1,404         2,055         (651)         -32%
Marketing 648             2,583         (1,935)      -75%
Other Expenses 7,719         9,831         (2,112)      -21%
110,043 $  112,143 $  (2,100) $  -2%

Asset Quality Improvement Core Platform Conversion Enterprise-wide Risk Management and Compliance Priority Resource Commitments 16

International Bancshares Corp.
People’s United Financial, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corporation
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
*Fulton’s peer group as of September 30, 2012
Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen / Frost Bankers, Inc.
First Horizon National
Corporation
FirstMerit Corporation
First Niagara Financial Group, Inc.
Peer Group*

More Efficient Than Peers
57.1
62.9
63.0
50.0
52.0
54.0
56.0
58.0
60.0
62.0
64.0
66.0
2005 2006 2007 2008 2009 2010 2011 YTD
09/12
FULT Peer Top 50*

* Comprised of the 50 largest publicly traded domestic banks/thrifts in asset size as of
December 31, 2011.  Excludes credit card companies.  Source : SNL.com

2. Improve Our Return on Assets Q3/12: 1.02% YTD 9/30/12: 0.98% Goals and Priorities 19

ROA Growth 0.98 0.88 0.93 -0.40 0.00 0.40 0.80 1.20 1.60 2005 2006 2007 2008 2009 2010 2011 YTD 09/12 FULT Peer Top 50 20

ROA and Assets, by Bank

Return on Average Assets
Assets 9Months Year
($ Millions) 09/30/12 2011
Lafayette Ambassador Bank 1,406 $           1.56% 1.48%
FNB Bank, NA 371                  1.24% 1.46%
Fulton Bank, NA 9,041              1.29% 1.40%
Swineford National Bank 287                  1.25% 1.60%
The Columbia Bank 2,025              0.92% 0.75%
Fulton Bank of New Jersey 3,334              0.44% -0.10%
Fulton Financial Corporation 16,273 $         0.98% 0.90%

3. Spread Management / Net Interest Margin Q3/12: 3.74% Cost of interest bearing liabilities: 0.90% Yield on earning assets: 4.42% Goals and Priorities 22

Net Interest Margin 23 3.74 3.48 3.42 3.00 3.25 3.50 3.75 4.00 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q3 12 FULT Peer Top 50

6 month cumulative gap:  1.15
Interest Rate Shocks                  (9/30/12)
Rate Change NII Change (Annual) % Change
+400 bp + $   80.4 million + 15.3%
+300 bp + $   57.4 million +  11.0%
+200 bp + $   34.5 million +   6.6%
+100 bp  + $   11.9 million +   2.3%
- 100 bp - $   20.5 million - 3.9%

Q1 2009
Non-Int DDA
Int DDA
Money Mkt
Savings
Time
15%
16%
11%
8%
50%

Q3 2012
Non-Int DDA
Int DDA
Money Mkt
Savings
Time
23%
21%
18%
9%
29%

FULTON FINANCIAL CORPORATION

Deposit Composition 25

4. Improve Asset Quality Goals and Priorities 26

Non-accrual Loans to Loans 1.56 1.30 1.36 0.00 1.00 2.00 3.00 2005 2006 2007 2008 2009 2010 2011 Q3 12 FULT Peer Top 50 27

Allowance for Loan Losses to Loans 1.96 1.65 1.72 0.80 1.10 1.40 1.70 2.00 2.30 2.60 2005 2006 2007 2008 2009 2010 2011 Q3 12 FULT Peer Top 50 28

Non-performing Loans*           (9/30/12)
Comm'l
Comm'l Mortgage Constr. Res. Mtg. Other Total
(in thousands)
Pennsylvania
50,294 $    18,451 $    9,706 $      8,078 $      6,237 $      92,766 $
Maryland
4,845         12,198       9,510         1,687         1,718         29,958
New Jersey
14,147       26,013       10,172       6,633         7,233         64,198
Virginia
4,553         6,762         3,354         6,908         711            22,288
Delaware
40              1,185         -            1,604         787            3,616
73,879 $    64,609 $    32,742 $    24,910 $    16,686 $    212,826 $
Ending Loans
3,507,846   4,632,509   597,358     1,213,831   1,981,457   11,933,001
NPL% (Sep-12)
2.11% 1.39% 5.48% 2.05% 0.84% 1.78%
NPL% (Jun-12)
1.92% 1.77% 6.96% 2.14% 0.77% 1.95%
* Includes loans > 90 days past due and accruing.

Loan Delinquency

90 Days Total 90 Days Total
Commercial Mortgage 1.39% 1.85% 1.78% 2.19%
Commercial Loans 2.11% 2.56% 1.91% 2.57%
Construction Loans 5.48% 6.43% 6.96% 7.91%
Residential Mortgage 2.05% 4.71% 2.15% 5.09%
Home Equity 0.78% 1.63% 0.71% 1.54%
Consumer, leasing and other 1.07% 2.92% 0.99% 2.60%
Total
1.78% 2.58% 1.95% 2.81%
June 30, 2012 September 30, 2012

$1,500
$1,200
$900
$600
$300
$-
$1,269
$978
$801
$615
$597
(23%)
(18%)
(23%)
(3%)
Dec-08
Dec-09
Dec-10
Dec-11
Sep-12

FULTON FINANCIAL CORPORATION

Construction Exposure Construction Loans / Total Loans 10.5% 8.2% 6.7% 5.1% 5.0% 31

32 50 50 45 45 40 40 40 40 38 36 31 30 28 25.5 23 $0 $20 $40 $60 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Provision for Credit Losses

5. Deploy Capital Prudently Goals and Priorities 33

Total Risk-Based Capital Ratio 34 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Q3 12

Capital Adequacy (9/30/12 - estimate) Well- FULT Capitalized Total Risk-Based Capital Ratio 15.40% 10.00% Tier 1 Risk-Based Capital Ratio 13.20% 6.00% Leverage Capital Ratio 10.70% 5.00% 35

Capital Adequacy vs. Basel III

FULT (1) Basel III (2)
Total Risk-Based Capital Ratio 14.60% 10.50%
Tier 1 Risk-Based Capital Ratio 11.30% 8.50%
Leverage Capital Ratio 9.50% 6.50%
Common Equity Tier 1 Ratio 11.30% 7.00%
(1) Estimates - based on proposed rules. Final rules, when issued, may differ from proposed. Application of the Basel III rules are also subject to further interpretation and clarification, which could result in changes to the estimates shown above.
(2) Fully-phased in requirements, with 2.50% conservation buffer.

Tangible Book Value Per Share 37 $0.00 $2.00 $4.00 $6.00 $8.00 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 CAGR = 10.8%

Price-to-Tangible Book Value
Multiple of Tangible Book Value
1.50
1.00
0.50
-
1.29
1.45
FULT
Peer Group Median

Price-to-LTM EPS
Multiple of Trailing 12 Month EPS
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
12.63
14.18
FULT
Peer Group Median

FULTON FINANCIAL CORPORATION

Price Multiple vs. Peer Group 38 Note: Peer Tangible Book Value and LTM EPS data as of 6/30/2012 . FULT Tangible Book Value and LTM EPS data as of 9/30/2012 .

Deploying Capital Current Uses Support organic growth Increase our cash dividend Stock repurchase Potential Uses Acquisitions with right opportunities 39

FULT – Cash Dividend and Yield

0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
$-
$0.01
$0.02
$0.03
$0.04
$0.05
$0.06
$0.07
$0.08
$0.09
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
Cash Dividend per Share Yield
CAGR (cash dividend) = 32.3%

Program authorized: June 2012
Purchase of up to 5 million shares
through 12/31/12
About 2.5% of outstanding shares
Shares repurchased as of September
30, 2012:  2,115,000
Average purchase price:  $ 9.63
Stock Repurchase Program

6. Leverage Market Opportunities Goals and Priorities 42

Superior Customer Experience CARE, LISTEN, UNDERSTAND and DELIVER 43

Top 3 Box Satisfaction: 84% Delivery on our Promise: Top 3 Box 85% *Survey Sample Size: 4,897 customers Retail Customer Satisfaction* 44

Commercial Households: Up 1.9% YTD (2.5% annualized) Retail Households Up 1.7% YTD (2.3% annualized) Net Household Lift: Up 1.7% YTD (2.3% annualized) New Household Growth YTD 45

Counties ranked #1 in deposit market share
Lebanon, PA  (Fulton Bank 30.2%)
Salem, NJ (Fulton Bank of New Jersey 26.0%)
Counties ranked #2 in deposit market share
Lancaster, PA (Fulton Bank 24.3%)
Montour, PA (FNB Bank 27.7%)
Gloucester, NJ (Fulton Bank of New Jersey 13.4%)
Snyder, PA (Swineford National Bank 28.0%)
Washington, MD (The Columbia Bank 19.2%)
Counties ranked #3 in deposit market share
Northampton, PA (Lafayette Ambassador Bank 14.0%)
Top County Market Share
(6/30/12)

7. Profitable Organic / Acquisitive Growth Goals and Priorities 47

- The Columbia Bank
- FNB Bank
- Fulton Bank
- Fulton Bank of New Jersey
- Lafayette Ambassador Bank
- Swineford National Bank

Pennsylvania
Lycoming
Columbia
Montour
Union
Centre
Snyder
Northumberland
Northampton
Schuylkill
Lehigh
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Franklin
York
Delaware
Sussex
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
New Jersey
Washington
Frederick
Baltimore
Baltimore City
Cecil
Howard
Montgomery
Anne Arundel
Prince Georges
New Castle
Sussex
Delaware
Maryland
Fairfax
Prince William
Richmond
Newport News
Virginia Beach
Chesapeake
Virginia

FULTON FINANCIAL CORPORATION

A Valuable Franchise 48

Madison, Oct.
• $93,766
Warrington, Apr.
• $71,820
Morris
Exton, June
• $80,036
Bucks
Chester
Ocean
Manahawkin, Apr.
• $56,652
Seven Oaks, Nov.
• $78,755
Anne Arundel
Waugh Chapel, Oct.
• $78,755
● Median Household County Income

FULTON FINANCIAL CORPORATION

2012 Branch Expansion 49

Optimal asset size: $ 300 million to
$2.5 billion (102 banks in footprint)
Good fit geographically
Earnings accretive /reasonable
tangible book dilution
Culturally compatible
Acceptable risk profile
Meaningful existing market share
Acquisitive Growth

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com Version 2012-11-26

Supplemental Information

Average Deposits
Q3 2012 Q2 2012 $ %
(dollars in millions)
Nonint DDA 2,836 $      2,669 $      167 $   6%
Int DDA 2,608         2,485         123      5%
Savings/MMDA 3,364         3,293         71        2%
  Total Core Deposits 8,808         8,447         361      4%
CD's 3,658         3,791         (133)     -4%
Cash Management 338            372            (34)       -9%
  Total Deposits 12,804 $     12,610 $     194 $   2%

Interest Rates 54 Q3 2012 Q2 2012 Change % Net Interest Margin 3.74% 3.78% -0.04% -1% Yield on Earning Assets 4.42% 4.48% -0.06% -1% Cost of Funds 0.72% 0.75% -0.03% -4% Fed Funds 0.25% 0.25% - -

$800
$700
$600
$500
$400
$300
$200
$100
$0
CD Maturities (in Millions)
$726
$552
$579
$521
1.05%
0.70%
1.07%
1.10%
4Q2012
1Q2013
2Q2013
3Q2013
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Average CD Rates

FULTON FINANCIAL CORPORATION

Projected CD Maturities 55

Average Loans

Q3 2012 Q2 2012 $ %
(dollars in millions)
Comm'l Mort 4,603 $      4,634 $      (31) $     -1%
Commercial 3,530         3,530         -       0%
Home Equity 1,597         1,600         (3)         0%
Resid Mort 1,201         1,180         21         2%
Construction 606             640           (34)       -5%
Consumer/Other 383             382           1          0%
Total Loans 11,920 $    11,966 $   (46) $    0%

56 relationships with commitments to lend $20
million or more
Maximum individual commitment: $39 million
Maximum commitment to any builder/developer:
$28 million
Maximum commitment to any one development project:
$15 million
Average commercial lending relationship size is
$469,332
Loans and corresponding relationships are within
Fulton’s geographic market area
Summary of Larger Loans   (9/30/12)

Average Loan Growth (vs. prior year period) 58 0.5 3.4 5.3 -3.0 0.0 3.0 6.0 9.0 12.0 2005 2006 2007 2008 2009 2010 2011 YTD 09/12 FULT Peer Top 50

Net Charge-offs            (YTD September 2012)
Comm'l
Comm'l Mortgage Constr. Res. Mtg. Other Total
(in thousands)
Pennsylvania
13,480 $    14,808 $    4,979 $      282 $         2,976 $      36,525 $
Maryland
2,333         3,333         2,451         648            1,772         10,537
New Jersey
9,192         17,059       7,353         684            2,043         36,331
Virginia
978            3,698         7,925         1,015         709            14,325
Delaware
128            869            26              211            457            1,691
26,111 $    39,767 $    22,734 $    2,840 $      7,957 $      99,409 $
Avg Loans
3,548,332   4,618,389   629,170     1,172,732   1,986,207   11,954,830
NCO %
0.98% 1.15% 4.82% 0.32% 0.53% 1.11%

Net Charge-Offs To Average Loans 60 1.11 0.57 0.57 0.00 0.50 1.00 1.50 2005 2006 2007 2008 2009 2010 2011 YTD 09/12 FULT Peer Top 50

Allowance for Loan Losses to Non-accrual Loans 61 125.9 109.9 118.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 2005 2006 2007 2008 2009 2010 2011 Q3 12 FULT Peer Top 50

Commercial Loans by Industry

Industry %
Services 17.7
Manufacturing 15.8
Construction 11.9
Wholesale 9.9
Retail 8.5
Other 8.0
Health Care 7.5
Real Estate 7.4
Agriculture 5.5
Transportation 3.0
Arts & Entertainment 2.5
Financial Services 2.3
Total 100.0

Loan Distribution by State      (9/30/12)
Ending % of Variance to 9/30/11
Balance Total $ %
(dollars in thousands)
Pennsylvania 7,124,012 $     59.6% 211,197 $     3%
New Jersey 2,297,259       19.3% (100,791)      -4%
Maryland 1,201,613       10.1% (51,509)        -4%
Virginia 931,105          7.8% (36,117)        -4%
Delaware 379,012          3.2% 14,565         4%
11,933,001 $

Residential Mortgages            (9/30/12)
Ending % of NPL Allowance
Balance Total Balance Allocations
(dollars in thousands)
Pennsylvania 605,947 $    50.0% 8,078 $     6,819 $
Virginia 225,863       18.6% 6,908        12,695
New Jersey 166,398       13.7% 6,633        4,889
Maryland 137,730       11.3% 1,687        2,500
Delaware 77,893         6.4% 1,604        1,953
1,213,831 $ 24,910 $   28,856 $

Fulton Mortgage Company
($ in thousands)

$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
Originations
Rate Locks
Gain On Sale
1.42%
GOS
Spread
1.30%
GOS
Spread
1.55%
GOS
Spread
1.58%
GOS
Spread
1.87%
76%
Available
for Sale
69%
Available
for Sale
88%
Available
for Sale
GOS
Spread
1.66%
86%
Available
for Sale
70%
Available
for Sale
73%
Available
for Sale
GOS
Spread

Residential Mortgage Repurchase Activity Year to date through Q3 2012: 2012 – Servicing Retained Repurchased $ 3,550,000. 2012 – Servicing Released Repurchased $ 610,000. 66

C&I Loans                               (9/30/12)
Ending % of NPL Allowance
Balance Total Balance Allocations
(dollars in thousands)
Pennsylvania 2,497,526 $ 71.2% 50,294 $   34,332 $
New Jersey 508,297       14.5% 14,147      24,361
Maryland 296,225       8.4% 4,845        5,066
Virginia 165,220       4.7% 4,553        3,221
Delaware 40,578         1.2% 40             894
3,507,846 $ 73,879 $   67,874 $

Commercial Real Estate Loans     (9/30/12)
Ending % of NPL Allowance
Balance Total Balance Allocations
(dollars in thousands)
Pennsylvania 2,517,564 $ 54.3% 18,451 $   24,759 $
New Jersey 1,202,520    26.0% 26,013      33,932
Maryland 409,443       8.8% 12,198      6,438
Virginia 345,895       7.5% 6,762        4,253
Delaware 157,087       3.4% 1,185        2,787
4,632,509 $ 64,609 $   72,169 $

Construction Loans                (9/30/12)
Ending % of NPL Allowance
Balance Total Balance Allocations
(dollars in thousands)
Pennsylvania 310,893 $    52.1% 9,706 $     5,398 $
Virginia 122,441       20.5% 3,354        3,692
New Jersey 77,523         13.0% 10,172      5,892
Maryland 72,573         12.1% 9,510        6,174
Delaware 13,928         2.3% -            972
597,358 $    32,742 $   22,128 $

Construction Loans by Type (9/30/12) Ending % of Balance Total (dollars in thousands) Commercial Residential 312,658 $ 52.4% Commercial 218,828 36.6% Other 65,872 11.0% 597,358 $ 70

Shared National Credits (9/30/12) Ending Balance (dollars in thousands) Commercial 83,565 $ Commercial Real Estate 63,386 Total Outstanding 146,951 $ Delinquency: 2.6% 71

Troubled Debt Restructurings
09/30/12 12/31/11
(in thousands)
Residential Mtg 36,946 $      32,330 $
C&I/Comm'l Mtg 36,993         26,010
Construction 10,525         7,650
Consumer/other 755             190
85,219 $      66,180 $

Note: Excludes non-accrual TDRs

Investment Portfolio        (09-30-12)

Book Yield (monthly) 3.49%
ENDING WEIGHTED
BALANCE AVG. LIFE
(in millions)
Agency mortgage-backed securities
1,022.2 $     2.93
Agency collateralized mortgage obligations
1,014.8 1.95
Municipal bonds
293.2 6.25
Auction rate securities
188.4 4.92
Corporate & trust preferred securities
106.0 13.56
U.S. Treasuries and agencies
2.3 0.44
FHLB & FRB stock
73.2
NA
Bank stocks
34.3
NA
Other investments
10.9
NA
Net unrealized gain / (loss)
44.9
NA
Total Investments
2,790.1 $     3.50

Investment Cash Flows (in Millions)
Cash Flow Yields
$200
$150
$100
$50
$0
3.35%
3.30%
3.25%
3.20%
3.15%
$188
$167
$152
$146
3.27%
3.30%
3.24%
3.20%
4Q2012
1Q2013
2Q2013
3Q2013

FULTON FINANCIAL CORPORATION

Projected Investment Security Cash Flows 74

Investment MBS & CMO Cash Flows (2011-2012)

Book Price
$101.51
Book Price
$101.87
Book Price
$102.12
$112,300,966
$181,596,288
$157,060,613
$163,241,031
$179,433,591
$1,927,653
$4,883,560
$4,074,329
$3,998,272
$4,591,601
$0
$1,000,000
$2,000,000
$3,000,000
$4,000,000
$5,000,000
$6,000,000
$7,000,000
$8,000,000
$0
$20,000,000
$40,000,000
$60,000,000
$80,000,000
$100,000,000
$120,000,000
$140,000,000
$160,000,000
$180,000,000
$200,000,000
3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012
E
x
p
e
n
s
e
C
a
s
h
F
l
o
w
MBS & CMO Cash Flow Net Amortization Expense
Book Price
$102.14
Book Price
$102.00

Investment Portfolio
–
Transactions
(3 Quarter 2012)
($ in Thousands)

Purchases Amount Yield
Weighted
Avg. Life
US Treasury 326 $ 0.17% 0.66
MBS 10,678 1.56% 3.75
CMO - Agency 135,465 1.44% 3.41
Municipal Bans 6,453 1.45% 0.51
Municipal Bonds 14,942 3.57% 4.90
Corporate / Trust Preferred 1,000 5.38% 9.96
Other - -
168,865 $     1.66% 3.49
Sales Amount
Book
Yield
Gain /
(Loss)
US Treasury
Corporate / Trust Preferred 1,965 $          8.31% 66 $
Other
1,965 $          8.31% 66 $
Total
Total
RD

$10
$8
$6
$4
$2
$0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
FHLB Advance Maturities
(in Millions)
Average FHLB Rates
$5
2.53%
4Q2012
1Q2013
2Q2013
3Q2013

FULTON FINANCIAL
CORPORATION

Projected FHLB Advance Maturities 77

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com Version 2012-11-26